Exhibit 10.22

EXECUTION VERSION

GUARANTY

dated as of

April 10, 2007

among

PTS INTERMEDIATE HOLDINGS LLC,

as Holdings

CERTAIN SUBSIDIARIES OF HOLDINGS

IDENTIFIED HEREIN

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

SECTION 1.01. Credit Agreement	1
SECTION 1.02. Other Defined Terms	1

ARTICLE II

GUARANTY

SECTION 2.01. Guaranty	2
SECTION 2.02. Guaranty of Payment	2
SECTION 2.03. No Limitations	2
SECTION 2.04. Reinstatement	3
SECTION 2.05. Agreement To Pay; Subrogation	3
SECTION 2.06. Information	3

ARTICLE III

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 3.01. Indemnity and Subrogation	4
SECTION 3.02. Contribution and Subrogation	4
SECTION 3.03. Subordination	4

ARTICLE IV

MISCELLANEOUS

i	Project Charter – Guaranty

GUARANTY

GUARANTY dated as of April 10, 2007, among PTS INTERMEDIATE HOLDINGS LLC, as Holdings, the Subsidiaries of Holdings from time to time party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent.

Reference is made to the Credit Agreement dated as of April 10, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer and each Lender from time to time party thereto. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guaranty.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantor” means Holdings and each Restricted Subsidiary (other than any Excluded Subsidiary) that is a wholly-owned Material Domestic Subsidiary and each party that becomes a party to this Agreement after the Closing Date.

“Guaranty Parties” means, collectively, the Borrower and each Guarantor.

“Guaranty Supplement” means an instrument in the form of Exhibit I hereto.

Project Charter – Guaranty

ARTICLE II

GUARANTY

SECTION 2.01. Guaranty. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Guaranty Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guaranty of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Guaranty Party or the unenforceability of the Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranty Party, other than the indefeasible payment in full in cash of all the Obligations. The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Guaranty Party or exercise any other right or remedy available to them

2	Project Charter – Guaranty

against the Borrower or any other Guaranty Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guaranty Party, as the case may be, or any security.

(c) Each Subsidiary Guarantor, and by its acceptance of this Agreement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Agreement and the Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Subsidiary Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(d) Each Guarantor acknowledges that it will receive indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Agreement are knowingly made in contemplation of such benefits.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation, is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy, insolvency or reorganization of the Borrower, any other Guaranty Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guaranty Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guaranty Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guaranty Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the Guaranty Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any other Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, any other Agent, the L/C Issuers and the

4	Project Charter – Guaranty

Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guaranty Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Guaranty Party in any case shall entitle any Guaranty Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guaranty Party or Guaranty Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 4.03. Administrative Agent’s Fees and Expenses, Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee or (y) a material breach of this Agreement by such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within ten days of written demand therefor.

SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

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SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guaranty Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, any other Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guaranty Party when a counterpart hereof executed on behalf of such Guaranty Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guaranty Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guaranty Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Guaranty Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guaranty Party and may be amended, modified, supplemented, waived or released with respect to any Guaranty Party without the approval of any other Guaranty Party and without affecting the obligations of any other Guaranty Party hereunder.

SECTION 4.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Guaranty Party, any such notice being waived by the Borrower and each Guaranty Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Guaranty Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application.

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The rights of each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.

SECTION 4.09. Governing Law; Jurisdiction. (a) . (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Security Interest Absolute. All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

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SECTION 4.13. Termination or Release. (a) This Agreement and the Guarantees made herein shall terminate with respect to all Obligations upon the termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit and any other obligation (including a guarantee that is contingent in nature).

(b) A Subsidiary Guarantor shall be automatically released from its obligations hereunder upon such Subsidiary Guarantor ceasing to be a Material Subsidiary (as certified in writing by a Responsible Officer); provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the High Yield Notes, any Permitted Refinancing thereof or any Junior Financing.

(c) A Subsidiary Guarantor shall be automatically released from its obligations hereunder upon the consummation of any transaction or designation permitted under the Credit Agreement as a result of which such Guarantor ceases to be a Restricted Subsidiary; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the High Yield Notes, any Permitted Refinancing thereof or any Junior Financing.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 4.13, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

SECTION 4.14. Additional Guarantors. Pursuant to Section 6.11 of the Credit Agreement, any Intermediate Holding Company and certain Restricted Subsidiaries that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Guarantors upon becoming an Intermediate Holding Company or Restricted Subsidiary, as the case may be. Upon execution and delivery by the Administrative Agent and an Intermediate Holding Company or a Restricted Subsidiary, as the case may be, of a Guaranty Supplement, such Intermediate Holding Company or Restricted Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guaranty Party hereunder. The rights and obligations of each Guaranty Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guaranty Party as a party to this Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PTS INTERMEDIATE HOLDINGS LLC

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

CARDINAL HEALTH 400, INC., as Subsidiary Guarantor

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

CARDINAL HEALTH 406, LLC, as Subsidiary Guarantor

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

CARDINAL HEALTH 421, INC., as Subsidiary Guarantor

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

CARDINAL HEALTH PTS, LLC, as Subsidiary Guarantor

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

[Signature Page]	Project Charter – Guaranty

R.P. SCHERER TECHNOLOGIES, INC., as Subsidiary Guarantor

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

GLACIER CORPORATION, as Subsidiary Guarantor

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Eugene F. Martin
	Name:	Eugene F. Martin
	Title:	Vice President

[Signature Page]	Project Charter – Guaranty

IN WITNESS WHEREOF, for the purposes of Section 3.01 and 4.03 only, the undersigned has executed this Guaranty as of the date first written above.

PTS ACQUISITION CORP.

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

[Signature Page]	Project Charter – Guaranty

The undersigned, as the successor by merger to PTS Acquisition Corp., on the Closing Date, hereby assumes and agrees to perform all of the obligations of PTS Acquisition Corp. under this Agreement.

CARDINAL HEALTH 409, INC.

By:	/s/ David Eatwell
	Name:	David Eatwell
	Title:	Chief Financial Officer & Treasurer

[Signature Page]	Project Charter – Guaranty

EXHIBIT I

TO THE GUARANTY

FORM OF

GUARANTY SUPPLEMENT

SUPPLEMENT NO. [__] (this “Guaranty Supplement”), dated as of [            ], to the Guaranty dated as of April 10, 2007 among PTS INTERMEDIATE HOLDINGS LLC, the Subsidiaries of the Loan Parties from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent.

A. Reference is made to (i) the Credit Agreement dated as of April 10, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cardinal Health 409, Inc. (as successor by merger with PTS Acquisition Corp.), PTS Intermediate Holdings LLC, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer and each Lender from time to time party thereto and (ii) the Guaranty referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

B. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 4.14 of the Guaranty provides that Intermediate Holding Companies and additional Restricted Subsidiaries may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Guaranty Supplement. The undersigned (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit from time to time under the terms of the Credit Agreement.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. Obligations Under the Guaranty. In accordance with Section 4.14 of the Guaranty, the New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Subsidiary and each reference in any other Loan Document to a “Guarantor”, “Subsidiary Guarantor” or a “Loan Party” shall also be deemed to include the New Subsidiary. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Representations and Warranties. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Guaranty Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Project Charter – Guaranty

SECTION 3. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

SECTION 4. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY SUPPLEMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH PARTY TO THIS GUARANTY SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5(C) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 5. Affirmation. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 6. Severability. In case any one or more of the provisions contained in this Guaranty Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Project Charter – Guaranty

SECTION 7. Notice. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. Reimbursement. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Guaranty Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Remainder of Page Intentionally Blank]

Project Charter – Guaranty

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Guaranty Supplement as of the day and year first above written.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

Project Charter – Guaranty